Name of Entity                                             State of Formation

Partner Provider Health Inc.                                 DE
Sixty-Seven Corporation                                      DE
TLC Charlotte Leasing Company, LLC                           NC
TLC Chicago Laser Center Inc.                                IL
TLC Chicago Leasing Company, L.L.C.                          IL
TLC Detroit Inc.                                             MI
TLC International Inc.                                       DE
TLC Management Services Inc.                                 DE
TLC Midwest Eye Laser Center, Inc.                           IL
TLC Network Services Inc.                                    DE
TLC Piedmont Leasing Company, LLC                            SC
TLC Rocky Mountain Leasing Company, L.L.C.                   CO
TLC Seattle Leasing Company, L.L.C.                          WA
TLC The Laser Center (Atlanta) Inc.                          GA
TLC The Laser Center (Big Sky) Inc.                          MT
TLC The Laser Center (Brea) Inc.                             CA
TLC The Laser Center (Carolina) Inc.                         NC
TLC The Laser Center (Charlotte) Inc.                        NC
TLC The Laser Center (Cleveland) Inc.                        OH
TLC The Laser Center (Columbus) Inc.                         OH
TLC The Laser Center (Delaware) Inc.                         DE
TLC The Laser Center (Indiana) Inc.                          IN
TLC The Laser Center (Institute) Inc.                        DE
TLC The Laser Center (Lima) Inc.                             OH
TLC The Laser Center (Massachusetts) Inc.                    MA
TLC The Laser Center (Miami) Inc.                            FL
TLC The Laser Center (Northeast) Inc.                        MD
TLC The Laser Center (Northwest) Inc.                        WA
TLC The Laser Center (Oklahoma City) Inc.                    OK
TLC The Laser Center (Piedmont) Inc.                         SC
TLC The Laser Center (Rocky Mountain) Inc.                   CO
TLC The Laser Center (South Florida) L.P.                    FL
TLC The Laser Center (Tri-Cities) Inc.                       TN
TLC The Laser Center (Tulsa) Inc.                            OK
TLC The Laser Center (Winston-Salem) Inc.                    NC
TLC The Laser Center (Wisconsin Management) Inc.             WI
TLC The Laser Center (Wisconsin) Inc.                        WI
TLC Tri-Cities Leasing Company, LLC                          TN
TLC Tulsa Finance Company, L.L.C.                            OK
TLC Winston-Salem Leasing Company, LLC                       NC
VisionMed Alabama LLC                                        AL
VisionMed Arizona Inc.                                       AZ
VisionMed Carolinas Management Inc.                          NC
VisionMed Connecticut LLC                                    CT
VisionMed Delaware Inc.                                      DE

Exhibit 21.1 (Page 2)

Name of Entity                                               State of Formation

VisionMed Illinois Inc.                                      IL
VisionMed Kentucky Inc.                                      KY
VisionMed Louisiana, Inc.                                    LA
VisionMed Maine Inc.                                         ME
VisionMed Massachusetts Inc.                                 MA
VisionMed Michigan Inc.                                      MI
VisionMed MidAtlantic LLC                                    DE
VisionMed National Inc.                                      DE
VisionMed New Hampshire Inc.                                 NH
VisionMed New Jersey Inc.                                    NJ
VisionMed Northern California, LLC                           CA
VisionMed Ohio Inc.                                          OH
VisionMed Oklahoma Inc.                                      OK
VisionMed Pennsylvania Inc.                                  PA
VisionMed Rhode Island Inc.                                  RI
VisionMed Tennessee, Inc.                                    TN
VisionMed Texas Inc.                                         TX
VisionMed Vermont Inc.                                       VT
VisionMed Washington Inc.                                    WA